UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	ELECTION OF DIRECTORS; APPPOINTMENT OF CERTAIN OFFICERS

On December 18, 2023, Selectis Health, Inc., a Utah corporation (the “Company”) appointed Jim Creamer as Interim Chief Financial Officer and Clifford Neuman to its board of directors. Both appointments are effective as of December 18, 2023.

Appointment of Jim Creamer as Interim Chief Financial Officer

Following a 15-year investment banking career, Creamer brings nearly 20 years of experience in public company leadership roles. In addition to his role at Selectis, Creamer serves as the Principal of Corporate Solutions Advisors, LLC, which offers outsourced, fractional CFO services to small, growth-oriented companies across several industries. He has also served as the CFO and a director of both Virtual Interactive Technologies Corp. (OTC: VRVR), a publicly traded video game development company, and WestMountain Gold, Inc. (OTC: WMTN), a publicly traded mining company.

Prior to his role at WestMountain Gold, Creamer was the CFO of NexCore Healthcare Capital Corp. following the company’s acquisition of CapTerra Financial Group, Inc., where he previously served as CFO and later CEO. Creamer holds a Bachelor of Science degree in Finance from Arizona State University.

Mr. Creamer’s base salary will be $120,000 per year.

Appointment of Clifford Neuman to the Board of Directors

For over 50 years, Neuman has been engaged as a principal in his own law firms, with an emphasis on corporate and securities law in the representation of companies across matters of corporate finance, mergers, acquisitions, reorganizations, and public and private offerings. He has also served on the boards of numerous public and non-profit companies. Neuman earned his Juris Doctorate degree from the University of Pennsylvania and his Bachelor of Arts degree, summa cum laude, Phi Beta Kappa, from Trinity College in Hartford, Connecticut.

Neuman previously served on the Company’s board of directors from 2014 to 2022, and he continues to serve as the Company’s primary legal counsel. In his current board appointment, Neuman will join the Company’s audit, nomination and governance, and compensation committees.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 19, 2023, the Company issued a press release announcing the appointment of Jim Creamer as Interim CFO, and Clifford Neuman as a member of the Board of Directors as is more fully described in Item 5.02 above. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01 EXHIBITS

Item	Title
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc.
(Registrant)

Dated: December 22, 2023	/s/ Adam Desmond
Adam Desmond, CEO